UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2009

Patriot Scientific Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CARLSBAD CORPORATE PLAZA
6183 PASEO DEL NORTE, SUITE 180
CARLSBAD, CA 92011
(Address of principal executive offices, zip code)

(760) 547-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02    Termination of a Material Definitive Agreement.

Please see the discussion in Item 5.02 below regarding the termination of the Employment Agreement dated May 19, 2008, between Patriot Scientific Corporation (the “Company”) and Frederick (Rick) C. Goerner (the “Employment Agreement”).  The Employment Agreement is described in the section entitled “EXECUTIVE COMPENSATION – Employment Contracts” of the Company’s Annual Report on Form 10-K filed August 14, 2009.  A copy of the Employment Agreement was also filed as an exhibit to the Company’s Current Report on Form 8-K filed on May 20, 2008, and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 5, 2009, Mr. Goerner was relieved from his position as Chief Executive Officer and President of the Company by the Board of Directors and his Employment Agreement was terminated.  On the same date, the Company’s Board of Directors also relieved Paul Bibeau from his position as  the Company’s Vice President of Business Development.

No material early termination penalties were incurred by the Company in connection with the termination of the Employment Agreement.  The Company is now working with Mr. Goerner to attempt to finalize the terms of Mr. Goerner's departure.

In connection with Mr. Goerner’s departure as the Company’s President and Chief Executive Officer, on October 5, 2009, Clifford L. Flowers, the Company’s Chief Financial Officer, was appointed to serve as the  Company’s Interim Chief Executive Officer.  Information regarding Mr. Flowers can be found in the sections entitled “DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE” and “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE - Transactions With Directors, Executive Officers and Principal Stockholders” in the Company’s  Annual Report on Form 10-K filed August 14, 2009, which sections are incorporated herein by reference.

Item 8.01   Other Events.

On October 9, 2009, the Company issued a press release regarding the departures of Mr. Goerner and Mr. Bibeau. The transcript of the press release is attached hereto as Exhibit 99.1.

The Company expressly disclaims any obligation to update the information in this press release. The inclusion of any data or statements in this press release does not signify that the information is considered material.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

99.1    Press Release dated October 9, 2009

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements include, but are not limited to, the uncertainty of the effect of pending legislation; the uncertainty of patent and proprietary rights; uncertainty as to royalty payments and indemnification risks; trading risks of low-priced stocks; the effect of regulatory and legislative action; regional and general economic conditions; and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in Patriot Scientific Corporation's most recently filed Annual Report on Form 10-K. Patriot Scientific Corporation assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: October 9, 2009	By:	/s/ Clifford L. Flowers
Clifford L. Flowers
Interim Chief Executive Officer and Chief Financial Officer